                                                                   EXHIBIT 10.14

                         [LETTERHEAD OF IMPERIAL BANK]

226 Airport Parkway
    Jose, California

Subject:  Credit Terms and Conditions ("Agreement")

Gentlemen:

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you, in your discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.   Borrower represents and warrants that:

     1. EXISTENCE AND RIGHTS.

          Company is a

             [_]  sole proprietor.
                   or individual.

             [_]  partnership.

             [X]  corporation.

If a partnership or corporation, Borrower is duly organized and existing and in good standing under the laws of the State of California (if a corporation,
                                             ----------
without limit as to the duration of its existence) and is authorized and in good standing to do business in the State of California. Company has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity, except as previously disclosed.

     2. AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

     3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

     4. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

     5. FINANCIAL CONDITION. The balance sheet of Borrower as of February 28,
                                                                 ------------
1995, and the related profit and loss statement for the period ended on that
-----                                                   ------
date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained subject to year-end and audit adjustments. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

     6. TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section C.3 hereof.

     7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and if Borrower has contracted with any governmental agency, Borrower has no liability for renegotiation of profits.


Borrower:  MEGABIOS CORP.


     8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

     9. REGULATION U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined with Regulation U of the Board of Governors of the Federal Reserve system).

B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:

1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

2. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses.

3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

(a) The same are being contested in good faith and by appropriate proceedings in such manners as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, and

(b) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

4.   [Intentionally struck out]

5. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times; and furnish you:

(a)  As soon as available, and in any event within 25 days after the close of
                                                   --
each month of each fiscal year of Borrower, commencing with the month next
     -----                                                      -----
ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments;

(b) As soon as available, and in any event within 90 days after the close of each fiscal year of Borrower, a report of audit of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the [X] unqualified [_] qualified opinion of accounts satisfactory to you, or
[_] no third party opinion required.

           (c) within 90 days after the end of each fiscal year of Borrower,a certificate of chief financial officer or partner of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Letter of Inducement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein, or, if any such event has occurred or any such condition exists, specifying the nature thereof:

           (d) Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim audit of the accounts of Borrower made by such accountants;

           (e) Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor; and

           (f) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.

           (g) Notice of Default. Promptly notify the Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

C. Borrower agrees that so long as it is indebted to you,it will not, without your written consent:

   1. Type of Business; Management; Executives' Compensation. Make any substantial change in the character of its business; or make any change in its executive management; or allow the salary, bonuses or other compensation of any of its executives,to exceed $ N/A per annum in the aggregate.
                             -----
   2. Outside Indebtedness. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from you except (i) obligations now existing as shown in financial statement dated February 28,1995.
                                                               -----------------
excluding those being refinanced by your bank; (ii) short-term bridge loans from corporate insiders; and (iii) indebtedness incurred to finance equipment (the "Permitted Debt") or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

   3. Liens and Encumbrances. Create, incur, or assume any mortgage, pledge encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in your favor and liens in connection with Permitted Debt.

   4. Loans, Investments, Secondary Liabilities. Make any loans or advances in to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

   5. Acquisition or Sale of Business; Merger or Consolidation. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therof; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

   6. Dividends, Stock Payments. If a corporation declare or pay any dividend (other than dividends payable in common stock of Borrower) or make any other distribution on any of its capital stock now outstanding or hereafter issued or a purchase, redeem or retire any of such stock; except, however, Borrower may pay a cash dividend to its shareholders in an amount not to exceed 0% of net after taxes earnings for such dividend period.

   7. [Intentionally struck]

   8. [Intentionally struck]

D. The occurence of any one of the following events of default shall, at your option, terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived;

   1. FAILURE TO PAY NOTE. Failure to pay installment of principal or on interest on any indebtedness of Borrower to you.

   2. BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower.

   3. Breach of Warranty. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

   4. INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

   5. JUDGEMENTS, ATTACHMENTS. Any money judgement, writ or warrant or attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated unbonded or unstayed for a period of 10 days or in any event later than five days prior to the date of any proposed sale thereunder.

   6. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

E. MISCELLANEOUS PROVISIONS.

   1. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of your Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that your Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

The terms and conditions in the attached commitment letter dated May 19,1995 are hereby incorporated. In the event of a conflict between this Agreement and the commitment letter, the terms in the commitment letter prevail.


                                         MEGABIOS CORP.


                                         By /s/ Benjamin F. McGraw
                                           -------------------------------------
                                                  (Signature and Title)

                                                   PRESIDENT & CEO



                                         By /s/
                                           -------------------------------------

                           DO NOT DESTROY THIS NOTE:

When paid, this note, with the Deed of Trust securing same, must be surrendered to the Trustee for cancellation before reconveyance will be made

                              [LOGO APPEARS HERE]
                                 IMPERIAL BANK
                                  Member FDIC
                         NOTE SECURED BY DEED OF TRUST

$ 1,500,000.00               San Jose, California,               August 15, 1995

On July 31, 1998, and as hereinafter provided, for value received, the undersigned promises to pay to IMERIAL BANK ("Bank"), a California banking corporation, or order, at its SANTA CLARA VALLEY REGIONAL office, the principal sum of $ 1,500,000.00 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance [_] at the rate of __% per year [X] at the rate of 2.000% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be consider one year. Interest shall be payable [X] monthly [_] quarterly [_] included with principal [X] in addition to principal [_] beginning AUGUST 31, 1995 and if not so paid shall become a part of the principal. All payments shall be applied first to interest, and the remainder, if any, on principal. [X] (if checked), Principal shall be payable in installments of $41,666.67, or more, each installment on the 31st day of each MONTH, beginning AUGUST 31, 1995.

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, convenant or condition of any deed of trust, security agreement or other agreement (including amendments or extentions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall
(a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

[_] If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     This note is secured by a deed of trust, dated AUGUST 15, 1995, to IMPERIAL BANCORP as Trustee which contains the following provisions: "In the event the herein described property or any part thereof, or any interest therein is sold, agreed to be sold, conveyed, transferred, disposed of, further encumbered, or alienated by trustor or by the operation of law or otherwise, without the written consent of beneficiary first obtained, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder beneficiary, and without demand or notice shall immediately become due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions".

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

                                            MEGABIOS CORP.
___________________________________         ------------------------------------
                                            BY /s/ Patrick Enright
___________________________________         ------------------------------------
                                               /s/ Benjamin McGraw
___________________________________         ------------------------------------

                     [LOGO OF IMPERIAL BANK APPEARS HERE]

                        ITEMIZATION OF AMOUNT FINANCED
                           DISBURSEMENT INSTRUCTIONS


Name(s):MEGABIOS CORP.                              Date: August 15,1995



       $                   paid to you directly by Cashiers Check No.

       $                   credited to deposit account No.

       $   1,500,000.00    paid on Loan(s) No.  20-5958-0003

       $                   amounts paid to Bank for:

       Amounts paid to others on your behalf:

       $                   to                            Title Insurance Company

       $                   to Public Officials

       $                   to

       $                   to

       $                   to

       $                   to

       $   1,500,000.00    SUBTOTAL (NOTE AMOUNT)


LESS   $           0.00    Prepaid Finance Charge (Loan fee(s))

       $   1,500,000.00    TOTAL (AMOUNT FINANCED)


Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.

MEGABIOS CORP.


BY /s/ Patrick Enright
-----------------------------------        ------------------------------------
            Signature                                   Signature


/s/ Benjamin McGraw
-----------------------------------        ------------------------------------
            Signature                                   Signature

     RECORDING REQUESTED BY
         IMPERIAL BANK

     WHEN RECORDED, MAIL TO
         IMPERIAL BANK

Note Center
9920 S. La Cienega Blvd.
Inglewood, California 90301
Special Markets Group #2005     INDEX AS DEED OF TRUST AND ASSIGNMENT OF RENTS
--------------------------------   SINCE ABOVE THIS LINE FOR RECORDER'S USE-----

                                                                Real Estate Loan
                                                                      Short Form

                     DEED OF TRUST AND ASSIGNMENT OF RENTS

BY THIS DEED OF TRUST, made on    August 15,1995
by MEGABIOS CORP.
                                                      (herein called "Trustor"),

whose address is 863 A. Mitten Road

                              (Number and Street)

               BURLINGAME                 CA                 94010
             (City)                         (State)             (Zip Code)

to IMPERIAL BANCORP, a California corporation as Trustee, for the benefit of IMPERIAL BANK, a California corporation, as Beneficiary,

Trustor irrevocably GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE IN TRUST, WITH POWER OF SALE, all that property in the

      Burlingame, County of San Mateo, State of California, described as:

         Trustors interest as tenant under lease with PRUDENTIAL LIFE AND ACCIDENT INSURANCE COMPANY, a Tennessee corporation dated December 21, 1993 in real property described on the attached "EXHIBIT A" consisting of one page.

                                               Initial here  PE
                                                            ----




and commonly known as 863 A Mitten Road, Burlingame, CA 94010                  ,

INCLUDING (a) all appurtenances and easements and rights of way used in connection therewith or as a means of access thereto; (b) all buildings, improvements and fixtures now or hereafter placed thereon, it being understood and agreed that all classes of property attached or unattached used in connection therewith shall be deemed fixtures; and (c) any water rights and/or the stock of any water company which rights and/or stock are appurtenant or pertain to said property.

TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Trustor to collect and retain such rents, issues and profits prior to any default hereunder.

FOR THE PURPOSE OF SECURING: (1) Payment of the indebtedness with interest thereon evidenced by a PROMISSORY NOTE
                                                                        executed
by TRUSTOR                                                                     ,
dated August 15, 1995, in the principal sum of $1,500,000.00 payable to Beneficiary or order, and all modifications, extensions or renewals thereof; (2) Payment of such additional sums with interest thereon as the then record owner of said property may hereafter borrow from Beneficiary, when evidenced by note (or notes) or any agreement reciting that it is so secured; (3) Performance of each agreement of Trustor and Borrower incorporated herein by reference or contained herein; and (4) Performance of each agreement of Trustor contained in any and all agreements executed by Trustor for the purpose of further securing any obligations secured hereby.

In the event the herein described property, or any part therof, or any interest therein, is sold, agreed to be sold, conveyed, transferred, disposed of, further encumbered, or alienated by Trustor or by the operation of law or otherwise without the written consent of Beneficiary first obtained, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder beneficiary, and without demand or notice, shall immediately become due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

1. To complete promptly and in good and skillful manner any building or improvement which may be begun on said property, and to pay when due all costs and liabilities incurred therefor or in connection therewith, and if the loan secured hereby, or any part thereof, is obtained for the purpose of construction of improvements on said property, anything in the Deed of Trust to the contrary notwithstanding: (a) to commence and complete such improvements promptly and in any event both with respect to commencement and completion, not later than the times specified in the building loan agreement; (b) to complete the same in accordance with plans and specifications satisfactory to the Beneficiary; (c) to allow Beneficiary to inspect said property at all times during construction;
(d) to replace, within fifteen (15) days after written notice from Beneficiary, any work or materials unsatisfactory to Beneficiary, which notice may be given to trustor by registered mail, sent to his last known address, or by personal service; and (e) that no cessation of the construction of such improvements shall continue, for any reason whatsoever, for a period of five (5) days or more.

2. To maintain said property in good condition and repair; not to remove, demolish or substantially alter any building or improvement thereon; not to permit any building or improvement thereon to remain vacant or unoccupied for more than six (6) consecutive months; to restore promptly and in good and skillful manner any improvement thereon which is damaged or destroyed, and to pay when due all costs and liabilities incurred therefor or in connection therewith; to comply with all laws ordinances, regulations, covenants, conditions, and restrictions affecting said property or requiring any alterations or improvements to be made thereon; not to commit, suffer or permit any waste thereof or any act upon said property in violation of law of covenants, conditions or restrictions affecting said property; to perform, in the event that all or any portion of said property constitutes a leasehold estate belonging to Trustor, each and every obligation of Trustor under the terms of the lease agreement and to refrain from taking action prohibited, as necessary, to preserve and protect the leasehold estate and the value thereof; if said lands are agricultural, property to harvest and care for the crops at any time growing thereon or produced therefrom, also to cultivate, irrigate, fertilize, spray, fumigate, and prune; and to do all other acts which from the character or use of the property are reasonably necessary to protect and preserve said property, the specific enumerations herein not excluding the general, Trustee, upon presentation to it of an affidavit signed by Beneficiary setting forth facts showing a default by Trustor under this paragraph or paragraph (1) above. It is authorized to accept as true and conclusive all facts and statements therein, and to act thereon hereunder.

3. To provide and maintain in force, at all times, fire and such other types of insurance policies covering said property as Beneficiary may from time to time require, each in an amount satisfactory to and with loss payable to Beneficiary, and to deliver such policy or policies to Beneficiary together with written evidence showing payment of the premium therefor. No such policy shall be cancellable except after ten (10) days written notice to Beneficiary. Each such policy shall be for a term and in form and content and in such companies as may be satisfactory to Beneficiary, and shall remain in the possession of Beneficiary as further security for performance of the obligations secured hereby. At least thirty (30) days prior to the expiration of any such insurance policy, a policy or policies renewing or extending the expiring insurance shall be delivered to Beneficiary together with written evidence showing payment of the premium therefor. If any such insurancy policy and evidence of the payment of the premium therefor are not so delivered to Beneficiary, Beneficiary shall have the right but without obligation so to do, without notice or demand upon Trustor and without releasing Trustor from any obligation hereof, to obtain such insurance, pay the premium therefor, and add the amount thereof to the indebtedness secured hereby. Neither Trustee nor Beneficiary shall be responsible for such insurance or for the collection of any insurance proceeds or for the insolvency of any insurer or insurance underwriter. Any and all unexpired insurance shall inure to the benefit and pass to the purchaser of said property at any Trustee's sale held hereunder. Any part or all of the amount collected under any such fire or other insurance policy may, at the option of Beneficiary, be applied by Beneficiary upon any Indebtedness secured hereby and in such order as Beneficiary may determine or, without reducing the indebtedness secured hereby, used by Beneficiary to replace, restore or reconstruct the property covered by this Deed of Trust to a condition satisfactory to Beneficiary, or released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

4. To appear in and defend, and Beneficiary or Trustee, or both, shall have the right to appear in and defend, any action or proceeding purporting to affect the security hereof, or the rights, powers, duties of liabilities of Beneficiary or Trustee, or both, hereunder or the payment of any funds in the possession of either Beneficiary or Trustee arising out of or in connection with this Deed of Trust, and any action to which either Beneficiary or Trustee, or both, is made a party by reason of its interest in said property and, in connection therewith, Trustor shall pay all costs and expenses in any such action or proceeding and in any action by Trustee or Beneficiary, or both, to foreclose this Deed of Trust or to enforce any right of Trustee or Beneficiary hereunder, including, but not limited to costs of evidence of title and reasonable attorney's fees incurred by Trustee or Beneficiary, or both, in any such action or proceeding, whether or not the same proceeds to judgment, and Beneficiary or Trustee shall have the right, but shall not be obligated, to apply any funds of Trustor in the possession of either Beneficiary or Trustee toward payment of said costs and expenses.

5. To pay (a) at least ten (10) days before delinquency, all taxes and assessments affecting said property, all assessments upon water company stock and all rents, assessments and charges for water appurtenant to or used in connection with said property; (b) when due, all encumbrances charges and liens, with interest, on said property, or any part thereof, which appear or be prior to superior thereto; and (c) all costs, fees and expenses of this Trust; and, if and as required by Beneficiary, to pay to Beneficiary in equal monthly installments sufficient funds (as estimated by Beneficiary from time to time) to pay when due to next maturing taxes and assessments affecting said property and premium for the insurance required by Beneficiary hereunder. When provided with sufficient funds, Beneficiary shall pay such taxes, assessments and premiums before delinquency. Any amount so paid to Beneficiary in excess of the amount required for such purposes shall be held for future use for such purposes, applied to any indebtedness secured hereby, with interest, or refunded to Trustors at Beneficiary's option.

6. If Trustor fails to make any payment or do any act as herein provided, Beneficiary or Trustee, but with out obligation so to do and with or without notice to or demand upon Trustor without releasing Trustor from any obligation hereof, may (a) make or do the same in such manner and to such extent as either deems necessary to protect the security hereof, Beneficiary and Trustee being authorized to enter upon said property for such purpose; (b) pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgment of either appears to be superior hereto; and (c) in exercising any such power, incur and pay necessary expenses, including reasonable attorney's fees.

7. To pay immediately and without demand all sums expended hereunder by Beneficiary or Trustee, with interest from date of expenditure at the Prime Rate charged by Imperial Bank.

8. Any award of damages made in connection with the condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary, who may apply or release any monies received by it therefor in the same manner and with the same effect as above provided for the disposition of proceeds of fire or other insurance, and Trustor will execute such further assignment of any such award as Beneficiary or Trustee requires.

9. The acceptance by Beneficiary of any payment less than the amount then due shall be deemed an acceptance on account only and shall not constitute a waiver of the obligations of Trustor to pay the entire sum then due or of Beneficiary's right either to require prompt payment of all sums then due or to declare a default. The acceptance of payment of any sum secured hereby after its due date will not waive the right of Beneficiary either to require prompt payment when due of all other sums so secured or to declare a default for failure so to pay, and no waiver of any default shall be a waiver of any preceding or suceeding default of any kind.

10. Trustee or Beneficiary may enter upon and inspect said property at any reasonable time, and Beneficiary shall have the right at any reasonable time to inspect Trustor's books and records relating to said property. Trustor agrees to furnish to Beneficiary such statements and other data relating to said property as Beneficiary may from time to time request.

11. At any time or from time to time, without liability therefor and with or without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said promissory note for endorsement, and without affecting the liability of any person for payment of the indebtedness secured hereby, or the effect of this Deed of Trust upon the remainder of said property for the full amount of the indebtedness then or thereafter secured hereby, or the rights or powers of Beneficiary or Trustee with respect to the remainder of said property, Trustee may reconvey any part of said property, consent to the making of any map or plot thereof, join in granting any easement thereon, or join in any extension agreement, or any agreement subordinating the lien or charge hereof.

12. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said promissory note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto". Five (5) years after issuance of such full reconveyance. Trustee may destroy said promissory note and this Deed of Trust. Such request and reconveyance shall operate as a reassignment of the rents, issues and profits hereinabove assigned to Trustee.

13. If default is made in the payment indebtedness or in the performance of any agreement secured hereby, Beneficiary, with or without notice to Trustor, may declare all sums secured hereby immediately due and payable by instituting suit for the recovery thereof or for the foreclosure of this Deed of Trust or by delivering to Trustee a written declaration of default and demand for sale, and written notice of default and election to cause said property to be sold, which notice Trustee shall cause to be filed for record, if such declaration is delivered in Trustee, Beneficiary shall also deposit with Trustee this Deed of Trust, said promissory note and all documents evidencing expenditures secured hereby.

14. After the time then required by law has elapsed after recordation of such notice of default, and notice of sale having been given as then required by law. Trustee, with or without demand on Trustor, shall sell said property at the time and place fixed in the notice of sale, either as a whole or in separate parcels and in such order as Trustee determines, at public auction, to the highest bidder, for cash in lawful money of the United States, payable at the time of sale. Trustee may postpone from time to time sale of all or any portion of said property by public announcement at the time and place of sale originally fixed or fixed at the last preceding postponed time. Trustee shall deliver to the purchaser its deed conveying the property sold, but without any covenant or warranty, express or implied. The recitals in such deed shall be conclusive proof of the truthfulness thereof, Trustor, Trustee, Beneficiary, or any other person may purchase at the sale.

15. After deducting all costs, fees and expenses of Trustee and of this trust, including the cost of evidence of title and reasonable attorney's fees in connection with such sale, Trustee shall apply the proceeds of the sale to payment of: (a) all sums expended under the terms hereof and not theretofore repaid, with interest from date of expenditure at the Prime Rate charged by Imperial Bank, and, (b) all other sums then secured hereby in such order as Beneficiary in the exercise of its sole discretion, directs. The remainder, if any, shall be paid to the person or persons legally entitled thereto.

16. Before any such sale, Beneficiary may rescind the notice of default and of election to cause said property to be sold by delivering to Trustee a written notice of rescission, which notice, when recorded, shall cancel any prior declaration of default, demand for sale and acceleration of maturity. The exercise of such right of rescission shall not constitute a waiver of any default then existing or subsequently occurring or impair the right of Beneficiary to deliver to Trustee other declarations of default and demands for sale or notices of default and of election to cause said property to be sold, or otherwise effect any provision of said promissory note or of this Deed of Trust or any of the rights or remedies of Beneficiary or Trustee hereunder.

17. That as additional security, Trustor shall, upon request, give such further written assignments of the rents, issues and profits of said property, the lessor's interest in any or all leases and Trustor's interest in any or all agreements, contracts, licenses and permits affecting said property and all security for the performance of such leases as Beneficiary or Trustee requires, such assignments to be made by instruments in form satisfactory to Beneficiary to any lease, agreement, contract, license or permit so assigned, or to impose upon Beneficiary any obligation with respect thereto.

18. Not to cancel any of the leases now or hereafter assigned to Beneficiary pursuant to paragraph (17) above, or terminate or accept a surrender thereof, or reduce the amount of rent thereunder, or modify any of said leases or accept any prepayment of rent thereunder (except any amount, not exceeding two (2) month's rent, which may be required to be prepaid by the terms of any such lease) without first obtaining on each occasion, the written approval of Beneficiary.

19. To perform each and every obligation of the landlord under each of the leases now or hereunder assigned to Beneficiary pursuant to paragraph (17) above.

20. That as additional security, Trustor hereby transfers and assigns to Beneficiary, effective upon any default in the payment of any indebtedness of the performance of any agreement secured hereby, the rents, issues and profits of said property, reserving to Trustor the right, prior to any such default, to collect and retain such rents, issues and profits as but not before they become due and payable. Said assignment to Beneficiary shall be prior and superior to the assignment of said rents, issues and profits to Trustor hereinabove set forth and, upon any such default, shall be absolute, not only as to amounts accuring thereafter but also as to amounts then accrued and unpaid, and Trustor's right to collect such rents, issues and profits shall thereupon cease. In the event of default, Beneficiary may, at any time, with or without notice and without regard to the adequacy of its security for the indebtedness secured hereby, either in person or by an agent or by a receiver appointed by the court,
(a) enter upon and take possession of said property, or any part thereof, and manage and control it in Beneficiary's discretion: and (b) with or without taking possession, sue or otherwise collect such rents, issues and profits, whether past due or coming due thereafter, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any obligation secured hereby and in such order as Beneficiary determines. None of the aforesaid acts shall cure or waive any default or notice of default hereunder or invalidate any acts done pursuant to any such notice. Beneficiary shall not be required to act diligently in the care or management of the property or in collecting any such rents, issues and profits, and shall be accountable only for sums actually received.

21. If this Deed of Trust or any promissory note secured hereby provides for any penalty for prepayment of any indebtedness secured hereby, Trustor agrees to pay said penalty if any of said indebtedness is paid prior to the due date thereof stated in said promissory note or this Deed of Trust even if and notwithstanding Trustor shall have defaulted in payment thereof or in the performance of any agreement secured hereby, and Beneficiary, by reason thereof, shall have declared all sums secured hereby immediately due and payable. Trustor shall pay Beneficiary for each and any Beneficiary's statement furnished at Trustor's request the maximum fee allowed by law pursuant to Sections 2943 and 2954 of the Civil Code of California and all amendments thereto, the provisions of which are incorporated herein by reference and made a part hereof. Such fee shall be computed as of the time such statement is furnished. Beneficiary may also charge Trustor a reasonable fee for any other service rendered Trustor, or on Trustor's behalf, in connection with this Deed of Trust, or the indebtedness secured hereby including without limiting the generality of the foregoing, the delivery to an escrow holder of a request for full or partial reconveyance of this Deed of Trust, transmitting to an escrow holder any sums, payment of which is secured hereby, changing its records pertaining to this Deed of Trust and the indebtedness secured hereby to show a new owner of said property, and replacing an existing policy of fire or other insurances held by Beneficiary hereunder with another such policy. Any such charge shall be secured hereby and Trustor agrees to pay the same, together with interest from the date of such charge at the Prime Rate charged by Imperial Bank immediately and without demand.

22.  To pay a late charge in the amount specified in said promissory note.

23. Without affecting the liability of Trustor or of any other party now or hereafter bound by the terms hereof for any obligation secured hereby. Beneficiary may, in such manner, upon such terms and at such times as it deems best and without notice or demand, extend or change the time or manner for the payment of any indebtedness or the performance of any agreement secured hereby, increase or reduce the rate of interest on any such indebtedness, release any person now or hereafter liable for the payment of any such indebtedness or the performance of any such agreement, accept additional or substituted security therefor and after, substitute, release or subordinate any such security.

24. No remedy hereby given to Beneficiary or to Trustee is exclusive of any other remedy hereunder or under any present or future law.

25. If default is made in payment of any indebtedness or in the performance of any agreement secured hereby and if any such indebtedness or agreement is secured at any time by any other instrument or in any other way, Beneficiary shall not be obligated to resort to any such security in any particular order, or at all, and the exercise by Beneficiary of any right or remedy with respect to any other security shall not be a waiver of or limitation upon the right of Beneficiary to exercise, at any time or from time to time thereafter, any right or remedy with respect to this Deed of Trust.

26. In the event the herein described property or any part thereof, or any interest therein is sold, agreed to be sold, conveyed, transferred, disposed of, further encumbered, or alienated by Trustor or by the operation of law or otherwise without the written consent of Beneficiary first obtained, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder beneficiary, and without demand or notice shall immediately become due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

27. In the event of the passage after the date of this Deed of Trust of any law of the State of California deducting from the value of real property for the purposes of taxation any lien thereon, or changing in any way the laws for the taxation of Deeds of Trust or debts secured thereby for State or local purposes, or the manner of the collection of any such taxes so as to effect this Deed of Trust or said promissory note, Beneficiary, with or without notice to Trustor, may declare all sums secured hereby immediately due and payable.

28. Beneficiary may, from time to time, by instrument in writing, substitute a successor or successors to any trustee named herein or acting hereunder, which instrument, when executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor trustee or trustees, who shall, without conveyance from their predecessor trustee, succeed to all its title, estate, rights, powers and duties hereunder. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed of Trust is recorded, and the name and address of the new trustee. If notice of default has been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting trustee have been paid to such trustee who shall endorse receipt thereof upon such instrument of substitution. The procedure herein provided for substitution of trustees shall be exclusive of all other provisions for substitution, statutory or otherwise.

29. This Deed of Trust applies to, insures to the benefit of, and binds, Trustor, Trustee and Beneficiary, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary means IMPERIAL BANK as long as it continues to be the owner and holder of said promissory note, and thereafter it means the owner and holder, including pledges, of said promissory note, even though not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires the singular number includes the plural, and all obligations of each Trustor are joint and several.

30. That Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of any pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee is a party unless brought by Trustee.

--------------------------------------------------------------------------------

                         REQUEST FOR FULL RECONVEYANCE
                    To Be Used Only When Note Has Been Paid

     A reconveyance will be issued upon presentation to Imperial Bancorp of this request properly signed and accompanied by the reconveyance fee, the Deed of Trust, the original note or notes secured by said Deed of Trust and any receipt or document evidencing any other indebtedness secured thereby.

     To IMPERIAL BANCORP, Trustee                 Dated:___________________

     The undersigned is the legal owner of the note or notes and of all other indebtedness secured by the within Deed of Trust. Said note or notes, together with all indebtedness secured by said Deed of Trust, have been fully paid and satisfied and you are hereby requested and directed on payment to you of any sums owing to you under the terms of said Deed of Trust to cancel said note or notes and all other evidences of indebtedness delivered to you herewith and said Deed of Trust and to reconvey without warranty to the parties designated by the terms of said Deed of Trust all the estate now held by you thereunder.

    ___________________________________

     _________________________________   ____________________________________

     _________________________________   ____________________________________

     _________________________________   ____________________________________
    ___________________________________

     Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.

--------------------------------------------------------------------------------

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREED by the execution and delivery of this Deed of Trust and the note secured hereby, that provision
(1) to (30), inclusive of the Fictitious Deed of Trust recorded in Los Angeles, Riverside, San Francisco, Solano, Sonoma, Monterey, Contra Costa, San Bernardino, San Diego, Ventura, Santa Clara, Sacramento, Marin and Alameda Countries February 29, 1980, and in Orango, San Mateo and Santa Barbara Countries March 4, 1980, in the Book and the Page or as the document number of Official Records in the office of the County Recorder of the County where said property is located as set forth and noted below opposite the name of such County. viz:

COUNTY                                              COUNTY
Los Angeles        Document 80-206967               San Bernardino       Document 80-052391
Orange             Book 13522     Page 522          San Diego            Book 1980     Page 80-070516
Riverside          Book 1980      Page 40216        Ventura              Book 5605     Page 585
San Francisco      Book C953      Page 187          Santa Clara          F 168         Page 720
San Mateo          Reel 7942      Image 117         Sacramento           Book 8002-29  Page 3
Solano             Book 1980      Page 15924        Santa Barbara        Document 80-8831
Sonoma             Document 80-11977                Marin                Book 3684     Page 09
Monterey           Reel 1392      Page 1128         Alameda              Document 80- 036324
Contra Costa       Book 9752      Page 332

(which provisions, identical in all counties, are printed on the reverse hereof) hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that Trustor will observe said provisions; and that the references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

TRUSTOR REQUESTS that a copy of any notice of default and of any notice of sale hereunder shall be mailed to Trustor at the address hereinabove set forth.

The following portions of provisions (1) to (30) of the Fictitious Deed of Trust incorporated into this Deed of Trust are amended as follows:

a) In paragraphs 7, 15, and 21, wherever "Prime Rate charged by Imperial Bank" appears, "Default Rate as charged by Imperial Bank as set forth in the obligation secured hereby" is hereby substituted.

b) The first two full sentences in paragraph 20 are deleted in their entirety and shall be replaced by the following provisions:

Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary all the leases (including all security deposits, guarantees and other security at any time given as security for the performance of the obligations of the tenants thereunder), income, rents, issues, deposits, profits and proceeds of the property to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds. This assignment of the leases, income, rents, issues, deposits, profits and proceeds constitutes an irrevocable direction and authorization of all tenants under the leases to pay all rent, income and profits to Beneficiary upon demand and without further consent or other action by Trustor. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to rents, issues and profits is not contingent on Beneficiary's possession of all or any portion of the property. Trustor irrevocably appoints Beneficiary its true and lawful attorney, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of the Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby. It is understood and agreed that neither the foregoing assignment of leases, income, rents, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Section or under any similar provision of the Deed of Trust shall be deemed to make Beneficiary a "mortgages-in-possession" or otherwise obligated, responsible or liable in any manner with respect to the property or the use, occupancy, enjoyment or operation of all or any portion thereof. Notwithstanding anything to the contrary contained herein or in the obligation secured hereby, so long as no event which is, or with notice or passage of time or both would constitute, an event of default shall have occurred, Trustor shall have a license to collect all income, rents, issues, profits and proceeds from the property as trustee for the benefit of Beneficary and Trustor and Trustor shall apply the funds so collected first to the payment of the indebtedness secured hereby which are then due and payable in such manner as Beneficiary elects and thereafter to the account of Trustor. Upon the occurrence of such event, such license shall be deemed revoked and any rents received thereafter by Trustor shall be held by Trustor in trust for the benefit of Beneficiary and shall be delivered in kind to Beneficiary immediately upon receipt thereof by Trustor. Upon the occurrence of such event, Trustor agrees to deliver the original copies of all leases to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce, in Trustor's name or in Beneficiary's name or otherwise, all rights of Trustor in the instruments, including without limitation, checks and money orders, tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.

                                                     SIGNATURE OF TRUSTOR

                                                MEGABIOS CORP.
                                                --------------------------------

                                                By /s/ Patrick Enright
                                                --------------------------------

                                                   /s/ Benjamin McGraw
                                                --------------------------------

                                                ________________________________

             SIGNATURES MUST BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC

Attachment to Deed of Trust
dtd. 8/15/95, consisting of one (1) page
MEGABIOS CORP.
Legal description



                                  "EXHIBIT A'

PARCEL ONE: 026-301-320; 024-403-410

Lots 28, 29, 30, 3 1 and a portion of Lots 27 and 32, Block 3 as shown on the Map entitled "EAST MILLSDALE INDUSTRIAL PARK UNIT NO.2, BURLINGAME, SAN MATEO COUNTY, CALIFORNIA", filed in the Office of the County Recorder of San Mateo County on August 3, 1959 in Book 52 of Maps at Pages 4, 5 and 6, and a portion of Lots 13, 14, 15, 16, 17, 18, Block 3 as shown on the Map entitled "EAST MILLSDALE INDUSTRIAL PARK UNIT NO.1, BURLINGAME, SAN MATEO COUNTY, CALIFORNIA", filed in the Office of the County Recorder of San Mateo County on January 23,1959 in Book 50 of Maps at Pages 24 and 25, more particularly described as a whole as follows:

BEGINNING: at the point of intersection of the Southwesterly line of said Lot 18 with the Southeasterly line of Mitten Road, as shown on last mentioned Map; thence from said point of beginning along said Southwesterly line of Lot 18, South 50 degrees 41' 25" East 305.00 feet to a point distant thereon North 50 degrees 41' 25" West 105.00 feet from the Southerly corner of said Lot 18; thence leaving said Southwesterly line North 39 degrees 18' 35" East 363.00 feet; thence South 50 degrees 41' 25" East 105.00 feet to a point on common line between said subdivisions above mentioned; thence along said common line South 39 degrees 18' 35" West 338.00 feet; thence South 50 degrees 41' 25" East 235.00 feet to the Northwesterly line of Malcolm Road, as shown on the Map first above mentioned; thence along said Northwesterly line of Malcom Road, North 39 degrees 18' 35" East 315.00 feet to the Northeasterly line of said Lot 31: thence along said Northeasterly line North 50 degrees 41' 25" West 175.00 feet; thence leaving the last mentioned line North 39 degrees 18' 35" East 60.00 feet to the Northeasterly line of Lot 32; thence along the last mentioned line North 50 degrees 41' 25" West 60.00 feet to the common line between said Lots 32 and 13; thence along said common line South 39 degrees 18' 35" West 5.00 feet; thence leaving the last mentioned line North 50 degrees 41' 25" West 410.00 feet to the said Southeasterly line of Mitten Road; thence along the last mentioned line South 39 degrees 18' 35" West 395.00 feet to the point of beginning.